Report Date:  05/08/98                                           Page:         1
Company: VR                                                      Date:  05/08/98
Development ID: V01                                              Time:  08:34:41

                                                                    EXHIBIT 99.9

                            Detail Income Statement

                                 Valley Rim LLC

                           Valley Rim Office Building




                                                        CURRENT PERIOD                          YEAR-TO-DATE
                                             1 MONTH       1 MONTH                   4 MONTHS     4 MONTHS
                                 THRU:       APR 1998    STD. BUDGET   VARIANCE      APR 1998    STD. BUDGET   VARIANCE
                                             --------    -----------   --------      --------    -----------   ---------
       INCOME
       ------

          RENTAL INCOME
       Industrial Rent                       59,572.31        0.00     59,572.31    241,825.96      0.00       241,825.96
                                             ---------        ----     ---------    ----------      ----       ----------
       TOTAL RENTAL INCOME                   59,572.31        0.00     59,572.31    241,825.96      0.00       241,825.96

          REIMBURSEMENTS
       CAM Reimbursement                        255.00        0.00        255.00      1,902.34      0.00         1,902.34
       Other Expense Reimb.                     502.50        0.00        502.50        691.50      0.00           691.50
                                             ---------        ----     ---------    ----------      ----       ----------
       TOTAL REIMBURSEMENTS                     757.50        0.00        757.50      2,593.84      0.00         2,593.84

          OTHER INCOME
       Interest Income                           19.80        0.00         19.80         63.87      0.00            63.87
       Other Income                             498.44        0.00        498.44      1,556.84      0.00         1,556.84
                                             ---------        ----     ---------    ----------      ----       ----------
       TOTAL OTHER INCOME                       518.24        0.00        518.24      1,620.71      0.00         1,620.71
                                             ---------        ----     ---------    ----------      ----       ----------
       TOTAL INCOME                          60,848.05        0.00     60,848.05    246,040.51      0.00       246,040.51

       EXPENSES
       --------

          INTEREST
       Interest Expense                         100.00        0.00       (100.00)    36,383.13      0.00       (36,383.13)
                                             ---------        ----     ---------    ----------      ----       ----------
       TOTAL INTEREST                           100.00        0.00       (100.00)    36,383.13      0.00       (36,383.13)

          REPAIRS & MAINTENANCE
       Elec Contract Services                   207.29        0.00       (207.29)       207.29      0.00          (207.29)
       Struct Contract Services                   0.00        0.00          0.00      2,416.75      0.00        (2,416.75)
       Roof Contract Services                   169.55        0.00       (169.55)       322.55      0.00          (322.55)
       HVAC Contract Services                 1,402.47        0.00     (1,402.47)     2,956.03      0.00         2,956.03
       Elev Contract Services                    18.54        0.00        (18.54)     1,208.58      0.00        (1,208.58)
       Plumb Contract Services                    0.00        0.00          0.00        140.83      0.00          (140.83)
       Other General Supplies                     0.00        0.00          0.00        144.46      0.00          (144.46)
       Other Decorating                          94.98        0.00        (94.98)       379.92      0.00          (379.92)
       Other Pest Control                        37.00        0.00        (37.00)       148.00      0.00          (148.00)
       Other R & M Expenses                     669.66        0.00       (669.66)     3,436.93      0.00        (3,436.93)
       Locks/Keys                               459.70        0.00       (459.70)       651.19      0.00          (651.19)
       Directory Signage                        616.46        0.00       (616.46)       783.47      0.00          (783.47)
                                             ---------        ----     ---------    ----------      ----       ----------
       TOTAL REPAIRS & MAINT.                 3,675.65        0.00     (3,675.65)    12,796.00      0.00       (12,796.00)

          COMMON AREA MAINT.
       Contract Services                      3,361.00        0.00     (3,361.00)    13,424.00      0.00       (13,424.00)
       Supplies/Materials                       818.79        0.00       (818.79)     3,585.58      0.00        (3,585.58)
       Trash Removal                            166.74        0.00       (166.74)       622.74      0.00          (622.74)
       Cleaning-Other                           550.00        0.00       (550.00)     1,050.00      0.00        (1,050.00)
       Safety Contract Services                   0.00        0.00          0.00        550.00      0.00          (550.00)
       Fire Protection                           36.77        0.00        (36.77)       858.96      0.00          (858.96)
       Landscaping                              295.00        0.00       (295.00)     1,250.01      0.00        (1,250.01)
       Parking Facilities                       699.38        0.00       (699.38)     2,861.61      0.00        (2,861.61)
                                             ---------        ----     ---------    ----------      ----       ----------
       TOTAL COMMON AREA MAINT.               5,927.68        0.00     (5,927.68)    24,202.90      0.00       (24,202.90)

          ADMINISTRATIVE
       Telephone                                  0.00        0.00          0.00          3.97      0.00            (3.97)
       Legal Fees                                 0.00        0.00          0.00      2,908.30      0.00        (2,908.30)
       Other Professional Fees                  115.00        0.00       (115.00)     1,006.50      0.00        (1,006.50)
       Other Administrative Exp.                  0.00        0.00          0.00        470.96      0.00          (470.96)
       Lease Advertising/Promo                    0.00        0.00          0.00        181.02      0.00          (181.02)
                                             ---------        ----     ---------    ----------      ----       ----------

Report Date: 05/08/98        DETAIL INCOME STATEMENT              Page:        2
Company: VR                      VALLEY RIM LLC                   Date: 05/08/98
Development ID: V01        VALLEY RIM OFFICE BUILDING             Time: 08:34:44


                                                        CURRENT PERIOD                           YEAR-TO-DATE
                                             1 MONTH       1 MONTH                    4 MONTHS     4 MONTHS
                                 THRU:       APR 1998    STD. BUDGET    VARIANCE      APR 1998    STD. BUDGET     VARIANCE
                                             --------    -----------    --------      --------    -----------     ---------


       TOTAL ADMINISTRATIVE                  115.00        0.00           (115.00)     4,570.75       0.00        (4,570.75)

          MANAGEMENT FEES
       Management Fees                     1,775.00        0.00         (1,775.00)     7,100.00       0.00        (7,100.00)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL MANAGEMENT FEES               1,775.00        0.00         (1,775.00)     7,100.00       0.00        (7,100.00)

          UTILITIES
       Electricity                         1,341.65        0.00         (1,341.65)     9,153.05       0.00        (9,153.05)
       Gas                                     0.00        0.00              0.00      1,004.24       0.00        (1,004.24)
       Water/Sewer                         2,075.23        0.00         (2,075.23)     2,550.46       0.00        (2,550.46)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL UTILITIES                     3,416.88        0.00         (3,416.88)    12,707.75       0.00       (12,707.75)

          INSURANCE
       Primary Property                    1,940.00        0.00         (1,940.00)     1,940.00       0.00        (1,940.00)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL INSURANCE                     1,940.00        0.00         (1,940.00)     1,940.00       0.00        (1,940.00)

          REAL ESTATE TAXES
       Real Estate Taxes                  10,983.27        0.00        (10,983.27)    10,983.27       0.00       (10,983.27)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL REAL ESTATE TAXES            10,983.27        0.00        (10,983.27)    10,983.27       0.00       (10,983.27)

          INCOME TAX EXPENSE
       Income Tax Expense                      0.00        0.00              0.00      2,300.00       0.00        (2,300.00)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL INCOME TAX EXPENSE                0.00        0.00              0.00      2,300.00       0.00        (2,300.00)
                                          ---------        ----        ----------    ----------       ----      -----------

       TOTAL OPER EXPENSES                27,933.48        0.00        (27,933.48)   112,983.80       0.00      (112,983.80)
                                          ---------        ----        ----------    ----------       ----      -----------

       NET OPERATING INCOME               32,914.57        0.00         32,914.57    133,056.71       0.00       133,056.71

          CAPITAL EXPENDITURES
       Capital Improvements                    0.00        0.00              0.00      3,150.00       0.00        (3,150.00)
       Leasing Commissions                     0.00        0.00              0.00      4,235.17       0.00        (4,235.17)
       Tenant Improvements                 7,577.40        0.00         (7,577.40)    16,262.35       0.00       (16,262.35)
       ADA Costs                               0.00        0.00              0.00      3,260.00       0.00        (3,260.00)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL CAPITAL EXPENDITURE           7,577.40        0.00         (7,577.40)    26,907.52       0.00       (26,907.52)

          LIABILITIES
       Mortgage Note Payable              (7,772.24)       0.00         (7,772.24)   (13,564.08)      0.00       (13,564.08)
       Security Deposits                       0.00        0.00              0.00      4,289.10       0.00        (4,289.10)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL LIABILITIES                  (7,772.24)       0.00         (7,772.24)    (9,274.98)      0.00        (9,274.98)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL CASH FLOW                    17,564.93        0.00         17,564.93     96,874.21       0.00        96,874.21

       EQUITY
       Due to/(from) Owner                26,500.00        0.00        (26,500.00)    97,369.18       0.00       (97,369.18)
                                          ---------        ----        ----------    ----------       ----      -----------
       TOTAL EQUITY                       26,500.00        0.00        (26,500.00)    97,369.18       0.00       (97,369.18)
                                          ---------        ----        ----------    ----------       ----      -----------

       NET CHANGE IN CASH                 (8,935.07)       0.00         (8,935.07)      (494.97)      0.00          (494.97)



                                       25